                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               KS Bancorp, Inc.
               (Name of Registrant as Specified In Its Charter)


                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X]  No Filing Fee needed.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11*

     (4) Proposed maximum aggregate value of transaction:

---------
*Set forth the amount on which the filing is calculated and state how it was determined.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                                KS Bancorp, Inc.
                              Post Office Box 219
                             207 West Second Street
                          Kenly, North Carolina 27542
                                 (919) 284-4157

                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 6, 1997


     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of KS Bancorp, Inc. (the "Company") will be held on May 6, 1997, at 7:00 p.m., Eastern Time, at the offices of the Company at 207 West Second Street, Kenly, North Carolina.

     The Meeting is for the purpose of considering and voting upon the following matters:

     1. To elect three persons who will serve as directors of the Company until the 2000 Annual Meeting of Stockholders or until their successors are duly elected and qualify;

     2. To ratify the selection of McGladrey & Pullen, LLP as the independent auditor for the Company for the 1997 fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

     The Board of Directors has established March 20, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the Common Stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                        By Order of the Board of Directors

                                        /s/ Joy B. Watson

                                        Secretary

Kenly, North Carolina
March 27, 1997


A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                KS Bancorp, Inc.

                                PROXY STATEMENT

                      1997 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 6, 1997


                       SOLICITATION AND VOTING OF PROXIES

   General

        This Proxy Statement is being furnished to stockholders of KS Bancorp, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 6, 1997, at 7:00 p.m., Eastern Time, at the offices of the Company at 207 West Second Street, Kenly, North Carolina, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on March 27, 1997.

        Other than the matters listed on the attached Notice of 1997 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

   Revocability of Proxy

        A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's common stock (the "Common Stock") that are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

   Solicitation

        The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Kenly Savings Bank, Inc., SSB (the "Bank"), without additional compensation therefor. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

   Voting Securities and Vote Required for Approval

        Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy card in the provided postage-paid envelope. Any shareholder may vote for, against, or abstain from voting on any matter to come before the Annual Meeting. If the enclosed proxy is properly marked, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If no instructions are given, the proxy will be voted FOR the nominees for election
                                                   ---
   to the Board of Directors named in this Proxy Statement and for the other matters described in this Proxy Statement calling for a vote of the stockholders. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed, but the proxy will be voted FOR the proposals on which no instructions are given.
                 ---

        The close of business on March 20, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 663,263 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

        The presence, in person or by proxy, of the holders of at least a majority of shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        In order to be elected, a nominee need only receive a plurality of the votes cast in the election of directors. As a result, those persons nominated who receive the largest number of votes will be elected as directors. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees.

        As to other issues presented for a vote, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy and entitled to vote, is required to constitute stockholder approval of such proposals.

        Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

        Proxies solicited hereby will be returned to the Board of Directors and will be tabulated by one or more inspectors of election designated by the Board of Directors.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person or group who acquires the beneficial ownership of more than 5% of the Common Stock notify the Securities and Exchange Commission (the "SEC") and the Company. The table below contains certain information, as of the Record Date, regarding all persons or groups, as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially, more than 5% of the Company's Common Stock.



                                                  Amount and      Percentage
                                                  Nature of           of
                                                  Beneficial       Class/2/
Name and Address                                  Ownership/1/  -------------
----------------                                 -------------

   Salem Investment Counselors, Inc.
   Post Office Box 25427
   Winston-Salem, North Carolina 27114-5427           62,575/3/          9.43%

   Harold T. Keen                                     54,188/4/          7.88%
   Director, President and Chief
     Executive Officer of the Bank and the
     Company
   1121 Boyette Road
   Four Oaks, North Carolina 27524

   James C. Woodard                                   51,391/5/          7.71%
   308 North Green Street
   Selma, North Carolina 27576

   R. Harold Hinnant                                  69,082/6/         10.36%
   200 Pope Avenue
   Kenly, North Carolina 27542

   H. Elwin Watson                                    58,539/7/          8.77%
   507 East Second Street
   Kenly, North Carolina 27542


   /1/  Voting and investment power is not shared unless otherwise indicated.

   /2/ Based upon a total of 663,263 shares of Common Stock outstanding at the Record Date and the shares underlying options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors or the Employee Stock Option Plan in which the named individual participates. Assumes exercise of only those options included with respect to the designated recipients.

   /3/ Based upon a Schedule 13G filed with the Company and dated February 4, 1997.

   /4/ Based upon an amended Schedule 13D filed with the Company and dated February 12, 1997. Includes 24,269 shares underlying stock options that have vested or are exercisable within 60 days under the Company's Employee Stock Option Plan. Additional shares become vested on December 29 of each year. In addition, options to purchase 6,067 shares become immediately vested upon death, disability, retirement or a change in control of the Company or the Bank. Includes shares owned by Mr. Keen's spouse and minor children and other entities controlled by Mr. Keen, over which shares Mr. Keen effectively exercises sole or shared voting and investment power. Includes shares allocated to Mr. Keen under the Kenly Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP").

   /5/ Mr. Woodard, Mr. Hinnant and Mr. Watson serve as trustees of the ESOP which holds 40,448 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares. This amount also includes 3,560 shares underlying stock options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors. Additional options become vested annually on December 29 of each year. These additional options to purchase an aggregate amount of 889 shares become immediately vested upon death, disability or retirement or a change in control of the Company or the Bank.

   /6/ Mr. Hinnant, Mr. Woodard and Mr. Watson serve as trustees of the ESOP which holds 40,448 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares. This amount also includes 3,560 shares underlying stock options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors. Additional options become vested annually on December 29 of each year. These additional options to purchase an aggregate amount of 889 shares become immediately vested upon death, disability or retirement or a change in control of the Company or the Bank.

   /7/ Mr. Watson, Mr. Woodard and Mr. Hinnant serve as trustees of the ESOP which holds 40,448 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares. This amount includes 3,884 shares underlying stock options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors. Additional options become vested annually on December 29 of each year. These additional options to purchase an aggregate amount of 970 shares become immediately vested upon death, disability or retirement or a change in control of the Company or the Bank.

        Set forth below is certain information as of the Record Date regarding beneficial ownership of the Common Stock by each of the members of the Board of Directors (including nominees for re-election at the Annual Meeting), each of the members of the Board of Directors of the Bank, certain executive officers of the Company and the Bank, and the directors and all executive officers of the Company and the Bank as a group (all person listed are directors of the Company and the Bank).


                                     Amount and Nature           Percentage
                                     of Beneficial                   of
  Name and Address                   Ownership/1,2/               Class/3/
  -----------------------------      -------------------------  -----------

   Robert E. Fields
   203 Bailey Avenue
   Kenly, North Carolina 27542            12,539/4/                 1.88%

   R. Harold Hinnant
   200 Pope Avenue
   Kenly, North Carolina 27542            69,082/4,5/              10.36%

   Harold T. Keen
   President and Chief Executive
   Officer of the Bank
    and the Company
   1121 Boyette Road
   Four Oaks, North Carolina 27524        54,188/6/                 7.88%

   James C. Parker
   117 Pineridge Lane
   Goldsboro, North Carolina 27530           650                    0.10%

   R. Elton Parrish
   805 North Webb Street
   Selma, North Carolina 27576            17,734/4/                 2.66%

   Ralph Edward Scott, Jr.
   8934 Lefty Road
   Kenly, North Carolina 27542             8,815/4/                 1.32%

   H. Elwin Watson
   507 East Second Street
   Kenly, North Carolina 27542            58,539/5,7/               8.77%

   J. Hayden Wiggs,
   201 North Green Street
   Selma, North Carolina 27576             8,962/4/                 1.34%

   James C. Woodard,
   308 North Green Street
   Selma, North Carolina 27576            51,391/4,5/               7.71%

   Directors and executive officers of
    the Company
   and the Bank as a group (9 persons)   201,004/8/                28.20%

   /1/  Voting and investment power is not shared unless otherwise indicated.

   /2/ Unless otherwise indicated, all shares are owned directly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

   /3/ Based upon a total of 663,263 shares of Common Stock outstanding at the Record Date and the shares underlying options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors or the Employee Stock Option Plan in which the named individual participates. Assumes exercise of only those options included with respect to the designated recipients.

   /4/ Includes 3,560 shares underlying stock options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors. Additional options become vested annually on December 29 of each year. These additional options to purchase an aggregate amount of 889 shares become immediately vested upon death, disability or retirement or a change in control of the Company or the Bank.

   /5/ Includes 40,448 shares held by the Bank's ESOP. Mr. Hinnant, Mr. Woodard and Mr. Watson are trustees of such Plan and share certain voting and investment power of such shares.

   /6/ Includes 24,269 shares underlying stock options that have vested or are exercisable within 60 days under the Employee Stock Option Plan. Additional options become vested annually on December 29 of each year. These additional options to purchase an aggregate amount of 6,067 shares become immediately vested upon death, disability or retirement or a change in control of the Company or the Bank.

   /7/ Includes 3,884 shares underlying stock options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors. Additional options become vested annually on December 29 of each year. These additional options to purchase an aggregate amount of 970 shares become immediately vested upon death, disability or retirement or a change in control of the Company or the Bank.

   /8/ Includes 49,513 shares underlying stock options for directors and executive officers that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors and Employee Stock Option Plan. This amount does not include options to purchase 12,371 shares issued to directors and executive officers which become immediately vested upon death, disability or retirement or a change in control of the Company or Bank. The 40,448 shares held by the ESOP for which the trustees, Mr. Hinnant, Mr. Woodard and Mr. Watson, share certain voting and investment power have been included only once in the total number of shares owned beneficially by the directors and executive officers as a group.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all
   Section 16(a) forms they file.

             Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended December 31, 1996, all but one of its executive officers and directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements. James C. Parker was elected in 1996 to fill a vacancy on the Board of Directors; however, Mr. Parker's Initial Statement of Beneficial Ownership on SEC Form 3 was filed on March 12, 1997.
   Additionally, Mr. Parker's Annual Statement of Beneficial Ownership of Securities on SEC Form 5 for two small acquisition of shares of Common Stock dated June 1996 and December 1996 was filed on March 12, 1997.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

        The Articles of Incorporation of the Company provide that the number of directors of the Company shall not be less than five nor more than fifteen. The exact number of directors may be fixed or changed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at nine members.

        So long as the total number of directors is nine or more, the directors shall be divided into three classes, as nearly equal as possible in number. Each class of directors shall be elected for terms of three years each, or until their earlier death, resignation, retirement, removal or disqualification or until their successors shall be elected and shall qualify.

        The Board of Directors has nominated Robert E. Fields, James C. Parker and James C. Woodard for election as directors to serve until the 2000 Annual Meeting of Stockholders or until their earlier death, resignation, retirement, removal or disqualification or until their successors shall be elected and shall qualify.

        The persons named in the accompanying form of proxy intend to vote any shares of Common Stock represented by valid proxies received by them to elect these three nominees for such terms, unless authority to vote is withheld or such proxies are revoked. Each of the nominees for election is currently a member of the Board of Directors. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead such other person as the present Board of Directors may recommend. The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

        The Company's bylaws provide that, in order to be eligible for consideration at the annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 30 days nor more than 50 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.

        The Board of Directors recommends a vote FOR all of the following
                                                 ---
   nominees for election as directors.

        The following table sets forth as to each nominee and each director whose term is continuing, his name, age, principal occupation during the last five years, the year he was first elected as a director and the year in which his existing term of office expires.

                                              Principal
                                Age on       Occupation                 Existing
                             December 31,       During       Director     Term
Name                             1996      Last Five Years   Since /1/  Expires
----                         ------------  ----------------  ---------  --------

                                               NOMINEES

Robert E. Fields                  68       Real estate            1977      1997
                                           appraiser;
                                           owner of Fields
                                           Appraisal, Inc.

James C. Parker                   45       Certified public       1996      1997
                                           accountant;
                                           Partner of
                                           Parker &
                                           Parker, P.A.,
                                           CPA

James C. Woodard                  81       Real estate            1967      1997
                                           appraiser;
                                           owner of F. &
                                           J. Appraisal,
                                           Inc.


                        DIRECTORS CONTINUING IN OFFICE

J. Hayden Wiggs                   84       Retired                1970      1998

R. Harold Hinnant                 66       Owner of Kenly         1988      1998
                                           Motors and Parts

R. Elton Parrish                  68       Owner of               1990      1998
                                           Parrish Funeral
                                           Home, a funeral
                                           service provider

Harold T. Keen                    48       President and          1990      1999
                                           Chief Executive
                                           Officer of the
                                           Bank since
                                           1990; President
                                           and Chief
                                           Executive
                                           Officer of the
                                           Company since
                                           1993

H. Elwin Watson                   81       Owner of Watson        1957      1999
                                           Hardware & Oil
                                           Company, a
                                           heating and air
                                           conditioning
                                           business

Ralph Edward Scott, Jr.           44       Farmer                 1987      1999

/1/     Includes service on the Board of Directors of the Bank prior to the formation of the Company.

        Mr. Wiggs and Mr. Woodard are first cousins. Mr. Scott is a distant cousin of Mr. Hinnant.

 Meetings of the Board and Committees of the Board

        The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets quarterly and may have additional meetings as needed. During fiscal 1996, the Board of Directors of the Company held 6 meetings. All of the existing directors of the Company, including the nominees for election listed above, attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during 1996.

        The Board of Directors of the Company has two standing committees--the Audit Committee and the Stock Option Committee.

        The Audit Committee of the Board consists of H. Elwin Watson, Ralph Edward Scott, Jr. and James C. Woodard. The Audit Committee meets on an as needed basis and (i) oversees the independent auditing of the Company; (ii) arranges for periodic reports from the independent auditors and from management of the Company and the Bank in order to assess the impact of significant regulatory and accounting changes and developments; (iii) advises the Board of Directors regarding significant accounting and regulatory developments; (iv) reviews corporate policies regarding compliance with laws and regulations, conflicts of interest and employee misconduct and reviews situations related thereto; (v) develops and implements the Company's policies regarding internal and external auditing and appoints, meets with and oversees the performance of those employed in connection therewith; and (vi) performs such other duties as may be assigned to it by the Board of Directors. The Audit Committee met one time during fiscal 1996.

        The Stock Option Committee consists of R. Harold Hinnant, James C. Parker, and H. Elwin Watson. This committee administers the KS Bancorp, Inc. Employee Stock Option Plan and the KS Bancorp, Inc. Nonqualified Stock Option Plan for Directors. The Stock Option Committee met one time during fiscal 1996.

        In addition, the Board of Directors appoints a nominating committee each year prior to the annual meeting of stockholders to nominate persons for election to the Board of Directors. The composition of this committee varies from year to year.

 Board of Directors of the Bank

        The Bank also has a nine member board of directors which is composed of the same persons who are now directors of the Company.

 Directors' Compensation

        Directors' Fees. Members of the Board of Directors receive no fees or compensation for serving on the Board of Directors of the Company. However, all members of the Company's Board of Directors are also directors of the Bank. Each member of the Bank's board of directors receives $700 per month for their service in that capacity, except for Mr. Watson, the Chairman of the Bank's board of directors, who receives $900 per month. Board fees are subject to adjustment annually. Members receive no additional compensation for serving on any committee of the board of directors of the Bank. Directors Robert E. Fields and James C. Woodard receive additional compensation for services rendered to the Bank in conducting appraisals. During the fiscal year ended December 31, 1996, Mr. Fields and Mr. Woodard received $24,500 and $45,100, respectively, for such appraisal services.

        The Bank has adopted a deferred compensation plan for its directors to be paid in the form of death benefits. The plan provides for the payment of death benefits ranging from $2,000 to $20,000, depending upon each director's years of service to the Bank. As of December 31, 1996, the Bank had accrued $63,866 in expense, representing the present value of the death benefits based upon each director's life expectancy.

        Directors Stock Option Plan. The Board of Directors of the Company has adopted the KS Bancorp, Inc. Nonqualified Stock Option Plan for Directors (the "Directors Plan"). Members of the Board of Directors and the Bank's board of directors are eligible recipients under the Directors Plan. Pursuant to the Directors Plan, 40,446 shares of Common Stock have been reserved for issuance upon the exercise of stock options which have been granted to present and former nonemployee directors of the Bank. Of this amount, options to purchase 4,854 shares of Common Stock have been granted to Mr. Watson, Chairman of the Bank's board of directors, and options to purchase 4,449 shares of Common Stock have been granted to each of the remaining directors of the Bank who were serving at the time the Directors Plan was adopted (all directors except Mr. Parker), other than Mr. Keen, who received no options under the Directors Plan. The options were granted to directors of the Bank in recognition of their past service to the Bank and as an incentive for their continued performance. No cash consideration was paid for the options.

        Options granted under the Directors Plan have an exercise price of $10.00 per share, which was the fair market value of the Common Stock on the date the options were granted. Options granted under the Directors Plan have a term of ten years, are not transferable except upon death and have a vesting schedule pursuant to which 20% of the options vested on the date they were granted and 20% will vest each year thereafter so that the options will be completely vested four years after the date of the grant. The options become immediately vested upon death, disability or retirement. In addition, in the event of a "change in control" of the Company or the Bank, options automatically vest and may be exchanged for cash payments equal to the difference between the market value of the shares subject to option and the option price. The definition of "change in control" is similar to that described below under "Management Compensation -- Employment Agreement." The Board of Directors can amend the Directors Plan at any time; however, the Board of Directors cannot make any change which would deprive an existing option holder of any of his rights without his or her consent.

        Options granted pursuant to the Directors Plan do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and are therefore nonqualified stock options. In general, the holder of a nonqualified stock option will recognize compensation income equal to the amount by which the fair market value of the Common Stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the nonqualified stock option. If the optionee elects to pay the exercise price in whole or in part with Common Stock, the optionee generally will not recognize any gain or loss on the Common Stock surrendered in payment of the exercise price. The Company generally will not recognize any income or be entitled to claim any deduction upon the grant of a nonqualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company generally will be entitled to claim a deduction in the amount equal to such compensation income.

        Holders of options under the Directors Plan are also entitled to receive bonus compensation under the Bank's Bonus Compensation Plan. See "Management Compensation--Bonus Compensation Plan."

 Executive Officers

        The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.

                                Age on                               Employed By
                             December 31,       Positions and        the Bank or
                             ------------        Occupations         the Company
Name                             1996       During Last Five Years      Since
----                             ----      ------------------------    -------
Harold T. Keen                    48       President and Chief           1990
                                           Executive Officer of
                                           the Company and the
                                           Bank; formerly Vice
                                           President of Raleigh
                                           Federal Savings Bank,
                                           Raleigh, North Carolina

William C. Clarke                 40       Senior Vice President         1986
                                           of the Company and the
                                           Bank

Kevin J. Jorgenson                49       Senior Vice President         1993
                                           of the Bank; formerly
                                           Vice President of
                                           Operations and Lending
                                           for First Federal
                                           Savings and Loan
                                           Association, Durham,
                                           North Carolina

Helen B. Pollock                  48       Treasurer and Assistant       1984
                                           Secretary of the
                                           Company and the Bank

 Management Compensation

        Summary Compensation Table. The executive officers of the Company are not paid any cash compensation by the Company. However, the executive officers of the Company are also executive officers of the Bank and receive cash compensation from the Bank. The following table shows, for the fiscal years ending December 31, 1996, 1995 and 1994, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Bank. No other executive officer of the Bank received cash compensation in excess of $100,000 for services rendered in all capacities to the Bank in fiscal 1996.

                                                   Annual Compensation
                                 ------------------------------------------------------
                                                                           Other Annual
    Name and                                                               Compensation
Principal Position                  Year      Salary/(1)/    Bonus /(2)/     ($)/(3)/
------------------                  ----      -----------    -----------   ------------

Harold T. Keen,                     1996          $96,446      $36,403           ---
  President, Chief Executive        1995          $92,253      $30,336           ---
  Officer and Director of           1994          $82,230      $15,084           ---
   the Company and the Bank
-------------------------------

                                                 Long Term Compensation
                               ----------------------------------------------------------
                                          Awards                       Payouts
                               ---------------------------     --------------------------
                                              Securities
                                              Underlying
                                             Options/Stock
                                             Appreciation
    Name and                   Restricted       Rights          LTIP       All Other
Principal Position             Stock Awards   (in shares)      Payouts  Compensation/(4)/
------------------             ------------  -------------     -------  -----------------

Harold T. Keen,                     ---           ---            ---          $10,526
  President, Chief Executive        ---           ---            ---          $10,899
  Officer and Director of the       ---           ---            ---          $98,952
  Company and the Bank
-----------------------------

/(1)/ Includes directors' fees from the Bank in the amount of $6,000 in 1994, and $8,400 for 1995 and 1996.
/(2)/ Represents a cash payment under the Bank's Bonus Compensation Plan. In 1994, this amount includes a discretionary cash performance bonus of $7,500 in addition to a cash payment of $7,584 under the Bank's Bonus Compensation Plan.
/(3)/ Under the "Other Annual Compensation" category, perquisites did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for Mr. Keen.
/(4)/ For 1996 the total amount includes $5,283 contributed by the Bank for Mr. Keen pursuant to the Bank's defined contribution, money purchase pension plan and $880 contributed by the Bank for Mr. Keen to the Bank's 401(K) plan and $3,982 accrued pursuant to the retirement agreement entered into with Mr. Keen and $381 accrued pursuant to the deferred compensation plan adopted for directors. In 1994 the amount included a cash payment of $87,205 to Mr. Keen as reimbursement for the tax liability associated with restricted stock awards made to him in December 1993.

        Stock Option Plan. The Board of Directors has adopted the KS Bancorp, Inc. Employee Stock Option Plan (the "Employees Plan"). Pursuant to the Employees Plan 80,896 shares of Common Stock were reserved for issuance upon the exercise of options granted under the Employees Plan. During the fiscal year ended December 31, 1993, seven officers of the Bank were granted options to purchase such 80,896 shares of Common Stock.

        All of the stock options granted under the Employees Plan are intended to be incentive stock options under Section 422 of the Code. In the case of an incentive stock option, an optionee is not deemed to have received taxable income upon the grant or exercise of the stock option, provided the shares are not disposed of by the optionee for at least one year after the date of exercise and two years after the date of grant. No compensation deduction may be taken by the issuing company as a result of the grant or exercise of an incentive option, assuming these holding periods are satisfied. In the case of a nonqualified stock option, an optionee is deemed to receive ordinary income upon exercise of the stock option in an amount equal to the amount by which the exercise price is exceeded by the fair market value of the stock plus any amount paid for the option. The amount of any ordinary income deemed to be received by the optionee upon the exercise of a nonqualified stock option is a deductible expense of the issuing company for tax purposes.

        The Employees Plan is administered by a committee appointed by the Board of Directors of the Company. This committee has the power to designate those officers and employees of the Bank and the Company who are eligible to receive grants of options and to determine the amount of options to be granted to such persons. All officers and employees of the Bank and the Company who are considered "key employees" as defined in the Employees Plan, are eligible to receive grants of options under the Employees Plan. At this time, seven employees of the Bank and the Company are eligible to participate under the Employees Plan. No cash consideration is paid for options granted pursuant to the Employees Plan. Options granted under the Employees Plan have an option exercise price of not less than the fair market value of the Common Stock on the effective date the option is granted. The exercise price of the options previously granted is $10.00 per share, which was the price at which the Common Stock of the Company was sold in the conversion of the Bank from mutual to stock form. Options granted under the Employees Plan have a term of no more than ten years, and options are not transferable except upon death. Options granted under the Employees Plan have a vesting schedule pursuant to which 20% of the options vested on the date the options were granted and 20% vest each year thereafter, so that the options are completely vested four years after the date of the grant. The options become immediately vested upon death, disability or retirement. In addition, in the event of a "change in control" of the Company or the Bank, options automatically vest and may be exchanged for cash payments equal to the difference between the market value of the shares subject to option and the option price. The definition of "change in control" is similar to that described above under "Management Compensation -- Employment Agreement."

        The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by Harold T. Keen as of December 31, 1996. Also reported are the value for "in-the-money" options, which represents the positive spread between the exercise price of any such existing stock options and the last sales price of the Common Stock as of December 31, 1996 as reported on the Nasdaq. No options were exercised by Mr. Keen in fiscal 1996.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Option/SAR Values

                                                                                                             Value of
                                                                    Number of Securities                   Unexercised
                                                                   Underlying Unexercised                  in-the-Money
                             Shares Acquired     Value                Options/SARs at                    Options/SARs at
         Name                  on Exercise      Realized            Fiscal Year End/(1)/               Fiscal Year End/(2)/
    ---------------          ---------------    --------      ------------------------------     -------------------------------

                                                              Exercisable      Unexercisable     Exercisable       Unexercisable
                                                              -----------      -------------     -----------       -------------

  Harold T. Keen                    0              0             24,277             6,069          $482,505           $120,621

------------------------

/(1)/  Eighty percent of the options were vested as of December 31, 1996.
/(2)/ The exercise price of the options is $10.00. On December 31, 1996, the last sale price for the Common Stock of the Company as reported on Nasdaq was $19.875.

        Bonus Compensation Plan. The Bank has adopted a bonus compensation plan (the "Bonus Compensation Plan") which provides that incentive compensation will be payable to those directors and employees who hold unexercised options issued pursuant to the Directors Plan and the Employees Plan. Under the Bonus Compensation Plan, incentive compensation is paid soon after the close of each of the Bank's fiscal quarters. The amount of incentive compensation awarded under the Incentive Compensation Plan is equal to the number of shares subject to unexercised options granted under the Directors Plan and the Employees Plan times the amount of dividends awarded per share of Common Stock outstanding during such immediately preceding fiscal quarter.

        Employee Stock Ownership Plan. The Bank has established the Kenly Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP") for eligible employees of the Bank. Employees with 1,000 hours of employment with the Bank and who have attained age 21 are eligible to participate. The ESOP has borrowed funds from the Company and used the funds to purchase 40,448 shares of Common Stock. Collateral for the loan is the Common Stock purchased by the ESOP which has not been allocated to participants. The loan is being repaid principally from the Bank's discretionary contributions to the ESOP. Dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

        Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among ESOP participants on the basis of compensation in the year of allocation. Benefits generally become 20% vested each year, becoming 100% vested after five years of credited service. Prior to the completion of five years of credited service, a participant who terminates employment for reasons other than death, retirement (or early retirement), or disability will receive only vested benefits under the ESOP. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits are payable upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

        The Bank's ESOP committee may instruct the ESOP trustees regarding investment of funds contributed to the ESOP. Participating employees shall instruct the trustees as to the voting of all shares allocated to their respective accounts held in the ESOP. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        The ESOP may be considered an "anti-takeover" device since the ESOP may control a sufficient percentage of the total outstanding Common Stock of the Company so that the vote or decision whether to tender shares of the ESOP may be used as a defense in a contested takeover.

        Retirement Plan. The Bank maintains a defined contribution, money purchase pension plan for the benefit of all of its employees who have completed six months of service with the institution and who are at least 21 years of age. Under the plan, the Bank contributes an amount equal to 6% of each participant's compensation during the plan year, plus an additional 5.4% of each participant's compensation during the plan year in excess of 80% of the Social Security wage base. For purposes of the plan, compensation means a participant's basic rate of annual compensation for the current calendar year, including commissions, overtime pay, bonuses and other extra compensation.

        Participants are fully vested in amounts the Bank contributes to the plan on their behalf after seven years of service, as follows: 1 year of service, 0%; 2 years, 0%; 3 years, 20%; 4 years, 40%; 5 years, 60%; 6 years, 80%; 7 years or more, 100%.

        Benefits under the plan are payable in the event the participant's retirement, death, disability or termination of employment. Normal retirement age under the plan is 65 years of age. The plan also offers early retirement to participants who are at least 60 years of age.

        As of December 31, 1996, Harold T. Keen had six years of service under the retirement plan.

        401(k) Profit Sharing Plan. The Bank also maintains a contributory savings plan for substantially all of its employees, which meets the requirements of section 401(k) of the Code.

   Employees who have completed six months of service and who are least 21 years of age may elect to contribute up to 15% of their compensation to the plan each year, subject to certain maximums imposed by federal law. The Bank will match 25% of each participant's contribution, up to a maximum employer contribution of 1% of the participant's compensation. From time to time, the Bank may also make discretionary profit sharing contributions to the plan, which are allocated among participants' accounts on the basis of compensation. For purposes of the 401(k) plan, compensation means a participant's total compensation received from the employer.

        Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in amounts the Bank contributes to the plan on their behalf as employer matching contributions and as profit sharing contributions after seven years of service as follows: 1 year of service, 0%; 2 years, 0%; 3 years, 20%; 4 years, 40%; 5 years, 60%; 6 years, 80%; 7 or more years, 100%.

        Retirement Agreement For Mr. Keen. The Bank has entered into a Retirement Agreement with Harold T. Keen, President and Chief Executive Officer, providing for the payment of $1,250 per month for 10 years upon Mr. Keen's retirement after age 65. If Mr. Keen should die after his retirement, his beneficiary would be entitled to receive payments under the agreement.
   If Mr. Keen should die before his retirement, his beneficiary would receive a death benefit of $142,000. If Mr. Keen voluntarily terminates his employment with the Bank or if he is discharged for cause, benefits under the agreement would be forfeited. If Mr. Keen should be terminated without cause, he would be entitled to a vested percentage of the benefits under the agreement which would be computed using a 15-year vesting schedule.

        The Bank has purchased a life insurance policy on Mr. Keen's life which will fund the benefits payable under the agreement. The Bank's deferred compensation expense with respect to this agreement amounted to $3,982, $3,757 and $3,544 for the fiscal years ended December 31, 1996, 1995 and 1994, respectively.

        Employment Agreement. The Bank has entered into an employment agreement with Mr. Keen in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement provided for an initial term of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, the agreement will be extended for an additional year so that the remaining term will be three years unless written notice of non-renewal is given by the Bank's board of directors after conducting a performance evaluation of the employee. Mr. Keen's agreement now provides for an annual base salary of $93,418. The agreement also provides that the base salary shall be reviewed by the Board of Directors not less often than annually. In the event of a change in control (as defined below), the employee's base salary must be increased by at least 6% annually. In addition, the employment agreement provides for profitability and discretionary bonuses and participation in other pension, profit-sharing or retirement plans maintained by the Bank and the Company, as well as fringe benefits normally associated with such employee's office. The employment agreement provides that it may be terminated by the Bank for cause, as defined in the agreement, and that it may otherwise be terminated by the Bank (subject to vested rights) or by the employee.

        The employment agreement provides that if employment is terminated in connection with, or within 24 months after, a change in control or if the nature of the employee's compensation, duties or benefits are diminished following a change in control of the Bank or the Company, and Mr. Keen terminates his employment, he will be entitled to receive compensation equal to 2.99 times his average annual compensation for income tax purposes for the most recent five tax years prior to the change in control, payable in a lump sum or in equal monthly payments. For purposes of the employment agreement, a change in control generally will occur if (i) after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

        Payments under the employment agreement in the event of a change in control may constitute an excess parachute payment under Section 280G of the Code resulting in the imposition of an excise tax on the recipient and denial of a deduction to the Bank for all amounts in excess of the executive's average annual compensation for the five tax years preceding the change in control. The agreement provides that benefits payable to the officer as a result of a change in control will be modified or reduced to the extent deemed to be necessary by the Bank's board of directors to avoid the imposition of excise taxes on the employee or the disallowance of a deduction to the Company.

        Report of Compensation Committee.   The Board of Directors of the
   Company does not have a compensation committee. The board of directors of the Bank has a compensation committee which is now composed of R. Harold Hinnant, H. Elwin Watson and J. Hayden Wiggs. The compensation committee meets on an as needed basis to review Kenly's salary program and to make recommendations to the Bank's board of directors regarding compensation of the Bank's executive officers. The Bank's board of directors ultimately determines such compensation. The salaries of each of the executive officers is determined based upon the executive officer's contributions to the Bank's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day to day operations. The compensation committee also compares the compensation of the Bank's executive officers with compensation paid to executives of comparable financial institutions in North Carolina and executives of other businesses in the Bank's market area. These factors were considered in establishing the compensation of Harold T. Keen, the Bank's President and Chief Executive Officer during the 1996 fiscal year. In addition, all of the executive officers of the Bank, including Mr. Keen, are eligible to receive discretionary bonuses declared by the Bank's board of directors. The amount of such bonuses is based upon the net income of the Bank and the increase in the market value of the Company.

        Compensation Committee Interlocks and Insider Participation. No member of the Bank's compensation committee is now, or formerly was, an officer or employee of the Company or the Bank. Harold T. Keen, President and Chief Executive Officer of the Bank and the Company, makes recommendations to the compensation committee regarding compensation of the Bank's executive officers. Mr. Keen participates in the deliberations, but not the decisions, of the compensation committee regarding compensation of executive officers other than himself. He does not participate in the committee's discussions or decisions regarding his own compensation.

        Performance Graph. The following graph compares the Company's cumulative stockholder return on its Common Stock with the Nasdaq Stock Market (U.S. companies) index and with a savings institution peer group whose stock is quoted on Nasdaq. The graph was prepared using data as of December 31, 1996.

               Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                               KS Bancorp, Inc.

Prepared by the Center for Research in Security Prices
Produced on 02/25/97 including data to 12/31/96


                           [LINE GRAPH APPEARS HERE]

                                    Legend

Symbol    CRSP Total Returns Index for:                      12/31/91  12/31/92  12/31/93  12/30/94  12/29/95  12/31/96
------    ----------------------------                       --------  --------  --------  --------  --------  --------
------    KS Bancorp, Inc.                                                           92.6    108.4      145.1     173.5
 ..--..    Nasdaq Stock Market (US Companies)                     75.7      88.1     101.2     98.9      139.8     172.0
 ......    NASDAQ Stocks (SIC 6030-6039 US Companies)             46.1      72.0     101.0    103.0      154.4     198.0
          Savings Institutions

Notes:
  A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
  B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
  C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
  D. The index level for all series was set to $100.0 on 12/29/93.

   Certain Indebtedness and Transactions of Management

        The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates and collateral, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors at terms more favorable than could be obtained by persons not affiliated with the Bank. The Bank's policy concerning loans to executive officers and directors currently complies with such regulations.


                                   PROPOSAL 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

        McGladrey & Pullen, LLP, the Company's and the Bank's independent auditor for the year ended December 31, 1996, has been selected as the Company's and the Bank's independent auditor for the 1997 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. A representative of McGladrey & Pullen, LLP is expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if he so desires, and to respond to appropriate questions from stockholders.

        The Board of Directors recommends that the stockholders vote FOR this
                                                                     ---
   proposal.


                  DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS

        It is presently anticipated that the 1998 Annual Meeting of Stockholders will be held in May of 1998. In order for stockholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than November 28, 1997, and meet all other applicable requirements for inclusion therein.


                                 OTHER MATTERS

        Management knows of no other matters to be presented for consideration at the Meeting or any adjournments thereof. If any other matters shall properly come before the Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

                                 MISCELLANEOUS

        The Annual Report of the Company for the year ended December 31, 1996, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of this Proxy Statement or a solicitation of proxies.

        THE FORM 10-K FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE UPON WRITTEN REQUEST DIRECTED TO: KS BANCORP, INC., POST OFFICE BOX 219, 207 WEST SECOND STREET, KENLY, NORTH CAROLINA 27542, ATTENTION: HAROLD T. KEEN.


                                       By Order of the Board of Directors,

                                       /s/ Joy B. Watson

                                       Joy B. Watson
                                       Secretary



   Kenly, North Carolina
   March 27, 1997

                                REVOCABLE PROXY
                                KS BANCORP, INC.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 6, 1997

--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of KS Bancorp, Inc. (the "Company"), with full power of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the offices of the Company at 207 West Second Street, Kenly, North Carolina, on Tuesday, May 6, 1997, at 7:00 p.m., Eastern Time, and at any and all adjournments thereof, as follows:

                                                        FOR    VOTE WITHHELD
                                                        ---    -------------

1.   The election as directors of all nominees          [_]         [_]
     listed below for the terms stated:

     Term ending as of the 2000 Annual Meeting --
     Robert E. Fields, James Canady Parker, James
     C. Woodard

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

     -----------------------------------------------
     -----------------------------------------------


                                                         FOR    AGAINST  ABSTAIN
                                                         ---    -------  -------

2.   The ratification of the selection of McGladrey &    [_]      [_]      [_]
     Pullen, LLP as the independent auditor for the Company for the 1997 fiscal year.



      The Board of Directors recommends a vote "FOR" the above proposals.

--------------------------------------------------------------------------------

IF PROPERLY MARKED, DATED, SIGNED AND RETURNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF INSTRUCTIONS ARE GIVEN WITH RESPECT TO SOME BUT NOT ALL PROPOSALS, SUCH INSTRUCTIONS AS ARE GIVEN WILL BE FOLLOWED, BUT THE PROXY WILL BE VOTED "FOR" THE PROPOSALS AS TO WHICH NO INSTRUCTIONS ARE GIVEN. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY THE FILING OF A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 27, 1997.


Dated:  ______________________, 1997



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PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.



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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.

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